SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 1, 2007

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC. (as company under a Pooling and Servicing Agreement dated as of April 1, 2007 providing for, inter alia, the issuance of Home Equity Loan Pass-Through Certificates, Series 2007-HSA2)

                        Home Equity Loan 2007-HSA2 Trust
           (Exact name of issuing entity as specified in its charter)

                Residential Funding Mortgage Securities II, Inc.
              (Exact name of depositor as specified in its charter)

                        Residential Funding Company, LLC
               (Exact name of sponsor as specified in its charter)

                Residential Funding Mortgage Securities II, Inc.
             (Exact name of registrant as specified in its charter)

         DELAWARE                 333-140605-01               41-1808858
 ------------------------------------------------------------------------
 (State or other jurisdiction     (Commission)             (I.R.S. employer
     of incorporation)            file number)            identification no.)

          8400 Normandale Lake Blvd., Suite 250, Minneapolis, MN 55437
               (Address of principal executive offices) (Zip code)

        Registrant's telephone number, including area code (952) 857-7000

          (Former name or former address, if changed since last report)

                         Exhibit Index located on Page 2

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8. Other Events.
        ------------

On April 27, 2007, Residential Funding Mortgage Securities II, Inc. caused the issuance and sale of the Home Equity Loan Pass-Through Certificates, Series 2007-HSA2, pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2007, among Residential Funding Mortgage Securities II, Inc., as company, Residential Funding Company, LLC, as master servicer, and LaSalle Bank National Association, as trustee. The mortgage loans were sold to Residential Funding Mortgage Securities II, Inc. pursuant to an Assignment and Assumption Agreement, dated as of April 27, 2007, between Residential Funding Company, LLC and Residential Funding Mortgage Securities II, Inc.



Item 9. Financial Statements, Pro Forma Financial Information and Exhibits.
        ------------------------------------------------------------------

               (a) Not applicable

               (b) Not applicable

               (c) Not applicable

               (d) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:


Exhibit
Number

10.1 Pooling and Servicing Agreement, dated as of April 1, 2007, among Residential Funding Mortgage Securities II, Inc., as company, Residential Funding Company, LLC, as master servicer, and LaSalle Bank National Association, as trustee.

10.2 Assignment and Assumption Agreement, dated as of April 27, 2007, between Residential Funding Company, LLC and Residential Funding Mortgage Securities II, Inc.

10.3 Financial Guaranty Insurance Policy issued by MBIA Insurance Corporation relating to Home Equity Loan Pass-Through Certificates, Series 2007-HSA2 relating to the Class A Certificates.


99.1 Mortgage Loan Schedule

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     RESIDENTIAL FUNDING MORTGAGE SECURITIES
                                     II, INC.


                                     By:        /s/ Jeffrey Blaschko
                                        -----------------------------------
                                        Name:   Jeffrey Blaschko
                                        Title:  Vice President


Dated:  April 27, 2007

Exhibit 10.1

Pooling and Servicing Agreement, dated as of April 1, 2007, among Residential Funding Mortgage Securities II, Inc., as company, Residential Funding Company, LLC, as master servicer, and LaSalle Bank National Association, as trustee.

Exhibit 10.2

Assignment and Assumption Agreement, dated as of April 27, 2007, between Residential Funding Company, LLC and Residential Funding Mortgage Securities II, Inc.

Exhibit 10.3

Financial Guaranty Insurance Policy issued by MBIA Insurance Corporation relating to Home Equity Loan Pass-Through Certificates, Series 2007-HSA2 relating to the Class A Certificates.


Exhibit 99.1

Mortgage Loan Schedule